Exhibit 99.1

CHP Merger Corp. Announces Adjournment of its Special Meeting

Summit, New Jersey, 2021— CHP Merger Corp. (the “Company”) (Nasdaq: CHPM) today announced that it convened and then adjourned, without conducting any other business, the Company’s special meeting of stockholders (the “Special Meeting”) held on November 22, 2021. The Special Meeting has been adjourned until November 24, 2021 at 9:00 a.m. Eastern Time (the “Adjournment”).  The Special Meeting is being held to vote on the proposal to extend the date by which the Company must consummate the previously announced business combination with Integrity Implants Inc. d/b/a Accelus (“Accelus”), a U.S.-based medical technology company focused on the spinal surgery market (the “Accelus Business Combination”) from November 26, 2021 to May 26, 2022, as further described in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission (the “SEC”) on October 29, 2021 (the “Definitive Proxy Statement”).

About Accelus

Accelus is committed to accelerating minimally invasive spine surgery through its enabling technology with broad accessibility to previously underserved markets. Established through the combination of Integrity Implants and Fusion Robotics, Accelus is focused on providing its proprietary Adaptive GeometryTM technology with pragmatic and economical navigation and robotic solutions with broad clinical use in spine surgery. Learn more at www.accelusinc.com.

About CHP Merger Corp.

CHP Merger Corp. is a Special Purpose Acquisition Vehicle formed by an affiliate of Concord Health Partners (“Concord”).  While the Company may pursue an initial business combination in any sector, it intends to focus its search on target businesses in the healthcare or healthcare-related industries in the United States. Concord, a healthcare-focused investment firm with a strategic approach that aligns interests between investors and portfolio companies, is primarily focused on investing in companies that have the potential to enhance the value of care through technologies and solutions that lower costs, improve quality and/or expand access to care.

Important Information about the Business Combination and Where to Find It

In connection with the Accelus Business Combination, the Company intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”), which will include a preliminary proxy statement/prospectus and a definitive proxy statement/prospectus, and certain other related documents, which will be both the proxy statement to be distributed to holders of shares of the Company’s common stock in connection with the Company’s solicitation of proxies for the vote by the Company’s stockholders with respect to the Business Combination and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities of the Company to be issued in the Business Combination. The Company’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus included in the Registration Statement and the amendments thereto and the definitive proxy statement/prospectus, as well as other documents filed with the SEC in connection with the proposed Business Combination, as these materials will contain important information about the parties to the Business Combination Agreement, the Company and the proposed Business Combination. After the Registration Statement is declared effective, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to stockholders of the Company as of a record date to be established for voting on the proposed Business Combination and other matters as may be described in the Registration Statement. Stockholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: CHP Merger Corp., 25 Deforest Avenue, Suite 108, Summit, NJ 07901.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to Extension Amendment Proposal and the Business Combination. A list of the names of those directors and executive officers and a description of their interests in the Company is available in the Proxy Statement and will be contained in the Registration Statement for the Business Combination, when available, each of which will be available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to CHP Merger Corp., 25 Deforest Avenue, Suite 108, Summit, NJ 07901. Additional information regarding the interests of such participants will be contained in the Registration Statement when available.

 Accelus and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be contained in the Registration Statement when available.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company’s and Accelus’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Company’s commitment to funding the Monthly Contributions, the Company’s and Accelus’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company’s and Accelus’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the ability of CHP and Accelus prior to the Business Combination, and New Accelus following the Business Combination, to meet the closing conditions in the Business Combination Agreement, including due to failure to obtain approval of the stockholders of CHP and Accelus or certain regulatory approvals, or failure to satisfy other conditions to closing in the Business Combination Agreement; (2) the occurrence of any event, change or other circumstances, including the outcome of any legal proceedings that may be instituted against CHP and Accelus following the announcement of the Business Combination Agreement and the transactions contemplated therein, that could give rise to the termination of the Business Combination Agreement or could otherwise cause the transactions contemplated therein to fail to close; (3) the inability to obtain or maintain the listing of the combined company’s common stock on the Nasdaq, as applicable, following the Business Combination; (4) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; (5) the inability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the combined company to grow and manage growth profitably and retain its key employees; (6) costs related to the Business Combination; (7) changes in applicable laws or regulations; (8) the inability of the combined company to raise financing in the future; (9) the success, cost and timing of Accelus’s and the combined company’s product development activities; (10) the inability of Accelus or the combined company to obtain and maintain regulatory approval for their products, and any related restrictions and limitations of any approved product; (11) the inability of Accelus or the combined company to identify, in-license or acquire additional technology; (12) the inability of Accelus or the combined company to maintain Accelus’s existing license, manufacturing, supply and distribution agreements; (13) the inability of Accelus or the combined company to compete with other companies currently marketing or engaged in the development of treatments for the indications that Accelus is currently pursuing for its product candidates; (14) the size and growth potential of the markets for Accelus’s and the combined company’s products and services, and each of their ability to serve those markets, either alone or in partnership with others; (15) the pricing of Accelus’s and the combined company’s products and services and reimbursement for medical procedures conducted using Accelus’s and the combined company’s products and services; (16) Accelus’s and the combined company’s estimates regarding expenses, future revenue, capital requirements and needs for additional financing; (17) Accelus’s and the combined company’s financial performance; (18) the impact of COVID-19 on Accelus’s business and/or the ability of the parties to complete the Business Combination; and (19) other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the Business Combination, including those under “Risk Factors” in the Registration Statement, and in the Company’s other filings with the SEC.

The Company cautions that the foregoing list of factors is not exclusive. The Company cautions investors not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

 No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act.

Contacts

Investor Contact
James Olsen
info@concordhp.com

Media Contact
Steve Bruce / Taylor Ingraham
ASC Advisors

sbruce@ascadvisors.com / tingraham@ascadvisors.com